Exhibit 99.1


                   [LETTERHEAD OF UNITED NATURAL FOODS, INC.]


FOR IMMEDIATE RELEASE
December 8, 2005

                        UNITED NATURAL FOODS, INC. NAMES
              THOMAS B. SIMONE CHAIR OF THE BOARD OF DIRECTORS AND
                     ANNOUNCES SENIOR MANAGEMENT PROMOTIONS

     Richard Antonelli, Daniel Atwood and Rick Puckett Assume Broader Roles
      Building Management Depth and Strengthening Company's Focus on Growth

                      2005 Annual Meeting Results Announced

Dayville, Connecticut - December 8, 2005 - United Natural Foods, Inc. (Nasdaq:
UNFI) announced that during today's Board of Directors meeting, Thomas B. Simone was elected Chair of the Board of Directors. Mr. Simone, Lead Independent Director since December 2003 and a member of the Board of Directors since December 1996, previously served as Chair of the Board of Directors from December 1999 until December 2002. Mr. Simone, age 63, had also served in the capacity of Vice Chair of the Board of Directors since January 2003.

As previously announced in October 2005, Steven H. Townsend, who has served as Chair of the Board of Directors since December 2003, stepped down from the Chair position as the final component of his retirement. Mr. Townsend, who has been affiliated with United Natural Foods and its predecessors since 1979, will continue to provide strategic insight and counsel to the Company in a consultant role through 2007.

United Natural Foods' Board of Directors consists of 7 members, 5 of whom are independent.

Building the Strength and Depth of Management

The Company also announced three key management promotions, effective immediately, designed to build management depth and strengthen the Company's focus on growth. In their expanded roles, all three gentlemen will report directly to Michael S. Funk, President and CEO of United Natural Foods.

Richard Antonelli has been promoted from President of United Distribution to Executive Vice President, Chief Operating Officer and President of Distribution. In the newly created Chief Operating Officer position, Mr. Antonelli will oversee all of the Company's distribution divisions, including broadline distribution, Albert's Organics, Inc. and Select Nutrition Distributors, Inc.

Daniel V. Atwood has been promoted from Senior Vice President of Marketing to Executive Vice President, Chief Marketing Officer and President of United Natural Brands. Mr. Atwood will also remain as the Corporate Secretary. In the newly created Chief Marketing Officer position, Mr. Atwood will oversee the Company's overall marketing initiatives. As President of the United Natural Brands, Mr. Atwood will lead the Company's brand development. Mr. Atwood will also oversee the Company's subsidiaries, Hershey Import Company, Inc. and Natural Retail Group, Inc.

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Rick D. Puckett, Vice President, Chief Financial Officer and Treasurer, has been promoted from Vice President to Executive Vice President. He has served as Vice President, Chief Financial Officer and Treasurer since January 2003. Mr. Puckett will also oversee the information technologies function.

In making the announcements, Michael S. Funk, President and CEO, commented, "United Natural Foods is experiencing accelerating growth and increased market share, reflecting our ability to capitalize on growing trends in the natural and organic industry. We are pleased to announce the appointments of Richard, Dan and Rick, which builds the strength and depth of our management team and helps sustain our momentum in 2006 and beyond. They are all exceptional leaders and we look forward to their continued contributions in ensuring operational excellence and delivering results to all of our constituencies."

Appointees Background

Mr. Antonelli, age 48, has served as a member of the Board of Directors since December 2003 and as President of United Distribution since October 2004. Mr. Antonelli served as President of the Company's Western Region from January 2004 to October 2004 and as President of the Company's Eastern Region from September 2002 to December 2003. Mr. Antonelli served as president of Fairfield Farm Kitchens, a Massachusetts-based custom food manufacturer from August 2001 until August 2002. Mr. Antonelli served as Director of Sales for United Natural Foods, and its predecessor company, from 1985 until July 2001.

Mr. Atwood, age 47, has served as the Company's Senior Vice President of Marketing since October 2002 and as Secretary since January 1998. Mr. Atwood served as United's National Vice President of Marketing from April 2001 until October 2002. Mr. Atwood served on the Board of Directors of United's predecessor company, Cornucopia Natural Foods, from August 1988 until October 1996 and served on the Company's Board of Directors from November 1996 until December 1997. Mr. Atwood served as President of United's Natural Retail Group from August 1995 until March 2001.

Mr. Puckett, age 52, prior to joining United in 2003 worked for Suntory Water Group where he held executive positions including Chief Financial Officer, Corporate Controller, and Vice President Business Development. Mr. Puckett also worked for infoUSA as Vice President and Corporate Controller and for a limited time as acting Chief Financial Officer. Prior to infoUSA, Mr. Puckett worked for Dairy Enterprises, Electrocomponents USA and General Cable Corporation where he held various executive and senior level financial positions. Mr. Puckett has a CPA certification from the state of New Jersey and an MBA in Finance from the Gatton College of Business and Economics at the University of Kentucky.

Annual Meeting Results

The Company also announced the results of its Annual Meeting of Stockholders, held Thursday, December 8, 2005 at the Providence Marriott Downtown, located at 1 Orms Street, Providence, Rhode Island. Stockholders approved the three proposals on the proxy statement:

      o The amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 shares;

      o The ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2006; and

      o The re-election of two incumbent directors, Michael S. Funk and James P. Heffernan, to serve as Class III directors until the Company's 2008 Annual Meeting of Stockholders. The Board presently consists of three classes of directors, each elected for a three-year term.

Stockholders can access a webcast replay of the annual meeting via the Investor Relations section of the Company's website at http://www.unfi.com. United Natural Foods will replay the webcast on their website through January 8, 2006.

About United Natural Foods

United Natural Foods, Inc. carries and distributes more than 40,000 products to more than 20,000 customers nationwide. The Company serves a wide variety of retail formats including conventional supermarket chains, natural product superstores, independent retail operators and the food service channel.

For more information on United Natural Foods, Inc., visit the Company's website at www.unfi.com.

AT THE COMPANY:                           FINANCIAL RELATIONS BOARD
--------------------------------------------------------------------------------
Rick Puckett                              Joseph Calabrese
Chief Financial Officer                   General Information
(860) 779-2800                            (212) 827-3772

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding the Company's business that are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, including but not limited to general business conditions, the impact of competition and our dependence on principal customers, see "Risk Factors" in the Company's quarterly report on Form 10-Q filed with the Commission on December 7, 2005, and its other filings under the Securities Exchange Act of 1934, as amended. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company is not undertaking to update any information in the foregoing reports until the effective date of its future reports required by applicable laws. Any projections of future results of operations should not be construed in any manner as a guarantee that such results will in fact occur. These projections are subject to change and could differ materially from final reported results. The Company may from time to time update these publicly announced projections, but it is not obligated to do so.